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                                                                  EXECUTION COPY


                               AMENDMENT NO. 3 TO
                        ASSIGNMENT AND SECURITY AGREEMENT


                  AMENDMENT NO. 3, dated as of February 11, 1998, between COGENTRIX OF VIRGINIA, INC., a Virginia corporation (the "Company"), and CREDIT LYONNAIS, as grantee (in such capacity, the "Grantee") for the benefit of the Secured Parties referred to below to the ASSIGNMENT AND SECURITY AGREEMENT, dated as of October 1, 1987, as amended by Amendment No. 1, dated as of September 1, 1988, and as amended by Amendment No. 2, dated July 1, 1996 (as so amended, the "Partner Assignment"), between the Company and Banque Paribas, New York Branch ("Paribas"), as grantee (in such capacity the "Original Grantee").

                              W I T N E S S E T H :

                  WHEREAS, the Company and the Original Grantee entered into the Partner Assignment in order to grant to the Original Grantee, for the equal and ratable benefit of the Secured Parties, a first lien on and a continuing first priority security interest in all of the Company's personal property, tangible and intangible, whether then owned or at any time thereafter acquired, as security for the payment when due (whether at the stated maturity, by acceleration or otherwise) of all of the Obligations of James River Cogeneration Company, a North Carolina general partnership (the "Partnership") as defined in the Application for Letter of Credit and Reimbursement Agreement, dated as of December 1, 1986, as amended by the First Amendment, dated as of February 20, 1987, among Cogentrix of Virginia, Inc., Paribas, as issuing bank and as agent, and the other banks parties thereto, and as further modified by the Assumption and Modification Agreement, dated as of October 1, 1987, among said parties and the Partnership and as amended and restated in its entirety by the Amended and Restated Application for Letter of Credit and Reimbursement Agreement, dated as of September 1, 1988, as amended by Amendment No. 1, dated as of December 1, 1993, Amendment No. 2, dated as of February 15, 1995, and Amendment No. 3, dated as of March 15, 1996, each among the Partnership, Paribas, as issuing bank and agent, and the other banks parties thereto, and as again amended and restated in its entirety by the Second Amended and Restated Application for Letter of Credit and Reimbursement Agreement, dated as of July 1, 1996, among the Partnership, Paribas, as agent, and the other banks parties thereto (the "Existing Reimbursement Agreement");

                  WHEREAS, Credit Lyonnais has agreed to succeed Paribas as agent under the Existing Reimbursement Agreement and as grantee under the Partner Assignment;

                  WHEREAS, at the request of the Partnership, the parties to the Existing Reimbursement Agreement have agreed to amend and restate such agreement in its entirety pursuant to the Third Amended and Restated Application for Letter of Credit and Reimbursement Agreement, dated as of February 11, 1998, among the Partnership, the Banks (as defined therein), the Issuing Bank (as defined therein) and Credit Lyonnais, as agent for the Issuing Bank and the Banks (in such capacity, the "Agent") (herein, as amended, supplemented


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or otherwise modified from time to time, called the "Reimbursement Agreement")
for the purpose of, among other things, appointing Credit Lyonnais as Agent and providing for the issuance by the Issuing Bank of the Debt Service Letter of Credit referred to therein; and

                  WHEREAS, said Third Amended and Restated Application for Letter of Credit and Reimbursement Agreement will not become effective unless, among other things, the Company enters into this Amendment No. 3 to the Partner Assignment;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Company and the Grantee agree as follows:

                  1. The term "Reimbursement Agreement," wherever used herein or in the Partner Assignment, shall be deemed references to the Reimbursement Agreement, as defined above.

                  2. The term "Obligations" and all other capitalized terms used in the Partner Assignment which are defined in the Reimbursement Agreement shall have the respective meanings as therein defined.

                  3. Each reference in the Partner Assignment to the term "Grantee" shall be deemed a reference to Credit Lyonnais, as grantee for the Secured Parties (as defined in the Reimbursement Agreement).

                  4. The third sentence of paragraph (a) of Section 8 of the Partner Assignment is hereby amended by deleting therefrom the term "Bank" and substituting in lieu thereof the phrase "Secured Party".

                  5. Section 11 of the Partner Assignment is hereby amended by deleting in its entirety the first and second sentences of such section and substituting therefor the following sentences:

                  "Any notice to the Grantee shall be deemed effective only if sent to and received at the office of the Grantee at 1301 Avenue of the Americas, New York, New York 10019-6022. Any notice to the Company hereunder shall be deemed to have been duly given when delivered by hand or when deposited in the mail, first class postage prepaid, addressed to the Company at 9405 Arrowpoint Boulevard, Charlotte, North Carolina 28273,
                  Attention: President (with copy to General Counsel)."

                  6. Section 16 of the Partner Assignment is hereby amended as follows:

                           (a) The first and second sentences of paragraph (a) thereof are hereby amended by deleting from each such sentence the term "Bank" and substituting in lieu thereof the phrase "Secured Party".

                           (b) The second sentence of paragraph (b) thereof is hereby amended by deleting the term "Bank" therefrom and substituting in lieu thereof the phrase "Secured Party".

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                           (c) The third sentence of paragraph (b) thereof is
                           hereby amended by deleting the term "Banks" therefrom and substituting in lieu thereof the phrase "Secured Parties".

                  7. The second sentence of Section 18 of the Partner Assignment is hereby amended by deleting therefrom the term "Banks" and substituting in lieu thereof the phrase "Secured Parties".

                  8. The Company hereby confirms the pledge, assignment, hypothecation, transfer and delivery to the Grantee for the equal and ratable benefit of the Secured Parties (as defined in the Reimbursement Agreement) of, and the granting by the Company to the Grantee for the equal and ratable benefit of the Secured Parties of a first lien on and first perfected security interest in, the Collateral (as defined in the Partner Assignment) and all proceeds thereof in accordance with the provisions of the Partner Assignment, as collateral security for the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (as defined in the Reimbursement Agreement) now existing or hereafter arising.

                  9. The Company hereby represents and warrants that the representations and warranties contained in clauses (a), (b), (c) and (d) of
Section 4 of the Partner Assignment are each true and correct as of the date hereof.

                  10. Except as expressly amended hereby, the Partner Assignment shall continue to be, and shall remain, in full force and effect in accordance with its terms.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment No. 3 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       COGENTRIX OF VIRGINIA, INC.



                                       By: /s/ Elizabeth L. Rippetoe
                                          --------------------------------------
                                        Title: Vice President



                                       CREDIT LYONNAIS, as Grantee



                                       By: /s/ James F. Guidera
                                          --------------------------------------
                                        Title: Vice President